SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )
Filed by the Registrant  [X ]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))

[X ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Sections 240.14a-11(c) or Section 240.14a-
      12

                            PATRICK INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

   1) Title of each class of securities to which transaction applies:


   2) Aggregate number of securities to which transaction applies:


   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


   4) Proposed maximum aggregate value of transaction:


   5) Total fee paid:


[  ]  Fee paid previously with preliminary materials

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:


   2) Form, Schedule or Registration Statement No.:


   3) Filing Party:

   4) Date Filed:

                            PATRICK INDUSTRIES, INC.
                             1800 SOUTH 14TH STREET
                                  P.O. BOX 638
                             ELKHART, INDIANA 46515
                                  219-294-7511

                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 16, 2000

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Patrick Industries, Inc., an Indiana corporation, will be held at the Company's Patrick Metals Division offices, 5020 Lincolnway East, Mishawaka, Indiana, on Tuesday, May 16, 2000 at 10:30 a.m., Mishawaka time, for the following purposes:

     1.  To elect three directors of the Company to serve until 2003.

     2. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 17, 2000, as the record date for the determination of the holders of shares of the Company's outstanding Common Stock entitled to notice of and to vote at the Annual Meeting of Shareholders. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     Whether or not you expect to attend the meeting, you are urged to sign, date, and return the enclosed proxy in the enclosed envelope.

                                            By Order of the Board of Directors,



                                                     KEITH V. KANKEL
                                                          SECRETARY


April 10, 2000




PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                            PATRICK INDUSTRIES, INC.
                             1800 SOUTH 14TH STREET
                                  P.O. BOX 638
                             ELKHART, INDIANA 46515
                                  219-294-7511
                              ---------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 16, 2000
                         -------------------------------

     This Proxy Statement is being mailed to shareholders of Patrick Industries, Inc. (the "Company") on or about April 10, 2000, and is furnished in connection with the Board of Directors' solicitation of proxies for the Annual Meeting of Shareholders to be held on May 16, 2000 for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. If the form of proxy which accompanies this Proxy Statement is executed and returned, it may be revoked by the person giving it at any time prior to the voting thereof by written notice to the Secretary, by delivery of a later dated proxy or by requesting to vote in person at the meeting. Additional solicitations, in person or by telephone or telegraph, may be made by certain directors, officers and employees of the Company without additional compensation. Expenses incurred in the solicitation of proxies, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company.

     The Annual Report to shareholders for the year ended December 31, 1999, accompanies this Proxy Statement. Additional copies of the Annual Report may be obtained by writing the Secretary of the Company.

                               VOTING INFORMATION

     Each shareholder is entitled to one vote for each share of the Company's Common Stock held as of the record date. For purposes of the meeting, a quorum means a majority of the outstanding shares. As of the close of business on March 17, 2000, the record date for shareholders entitled to vote at the annual meeting, there were outstanding 5,273,266 shares of Common Stock, entitled to one vote each. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A shareholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees.

     The Directors are elected by a plurality of the votes cast by shares present in person or by proxy at the Annual Meeting and entitled to vote. Withholding authority to vote in the election of Directors will have no effect on any matter at the Annual Meeting. Any other matter which may properly come before the meeting will be approved if the votes cast favoring the action exceed the votes cast opposing the action. Broker non-votes will have no effect on any matter at the Annual Meeting.

     The Board of Directors knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

     Shareholder proposals for inclusion in proxy materials for the next Annual Meeting should be addressed to the Company's Secretary, P.O. Box 638, Elkhart, Indiana 46515, and must be received no later than December 11, 2000. In addition, the Company's By-laws require notice of any other business to be brought before a meeting by a shareholder (but not included in the proxy statement) to be delivered to the Company's Secretary, together with certain prescribed information, not less than 20 nor more than 50 days prior to such meeting. Likewise, the Articles of Incorporation and By-laws require that shareholder nominations to the Board of Directors be delivered to the Secretary, together with certain prescribed information, not less than 20 no more than 50 days prior to a meeting at which directors are to be elected.

                           STOCK OWNERSHIP INFORMATION

     The following table sets forth, as of the record date, information concerning the only parties known to the Company having beneficial ownership of more than 5 percent of its outstanding Common Stock and information with respect to the stock ownership of all directors and executive officers of the Company as a group.


                                                                                          NUMBER OF
                                                                                           SHARES
                                                                                         BENEFICIALLY     PERCENT
           NAME AND ADDRESS OF BENEFICIAL OWNER                                             OWNED         OF CLASS
           ------------------------------------                                             -----         --------

     Mervin D. Lung . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              975,286        18.50%
       Chairman of the Company
       P.O. Box 638
       Elkhart, Indiana  46515
     Dimensional Fund Advisors, Inc. . . . . . . . . . . . . . . . . . . . . .             371,442         7.04%
       1299 Ocean Avenue, 11th Floor
       Santa Monica, California  90401
     FMR Corp . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              528,100        10.01%
       82 Devonshire Street
       Boston, Massachusetts  02109
     Heartland Advisors, Inc. . . . . . . . . . . . .. . . . .. . . . . . . .              766,600        14.54%
       790 North Milwaukee Street
       Milwaukee, Wisconsin  53202
     Directors and Executive Officers as a group (10 persons) . . . . . . . .            1,233,536        23.39%(1)
---------

(1)  The  stock  ownership  of the  executive  officers  named  in  the  Summary
     Compensation Table is set forth under the heading "Election of Directors", except for R. Lynn Brandon who owns no shares.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's officers, its directors and 10% shareholders file with the Securities and Exchange Commission and Nasdaq an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended December 31, 1999.

                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, with the members of each class serving staggered three-year terms. Accordingly, at the 2000 Annual Meeting three directors will be elected to hold office until the 2003 Annual Meeting or until their successors are duly elected and qualified.

     It is intended that the proxies will be voted for the nominees listed below, unless otherwise indicated on the proxy form. It is expected that these nominees will serve, but, if for any unforeseen cause any such nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

     The following information concerning principal occupations and the number of shares of Common Stock of the Company owned beneficially as of March 17, 2000, has been furnished by the nominees and directors continuing in office:


                                                                                        COMMON       PERCENT
                                                                            FIRST       STOCK         OF
                                                                            YEAR        OF THE       COMMON
                                                   PRINCIPAL OCCUPATION    ELECTED      COMPANY       STOCK
       NAME AND AGE                              AND OTHER DIRECTORSHIPS   DIRECTOR     OWNED(1)     OWNED
       ------------                              -----------------------   --------     --------     -----
Nominees to Serve Until the 2003 Annual Meeting:
------------------------------------------------
Thomas G. Baer, 68 . . . . .   Retired Vice President of Operations,       1970           9,008      less
                               from 1975 through 1998.                                               than
                                                                                                     1%
Merlin D. Knispel, 68 . . . .  Retired Vice President and Chief            1985          30,300      less
                               Operating Officer of Vitco, Inc.                                      than
                               (porcelain enameler), from 1986                                       1%
                               through 1997.
David D. Lung, 52 . . . . . . .President (Chief Operating Officer)         1977          75,556      1.43%
                               since 1989.  Son of Mervin D. and
                               Dorothy M. Lung.


Directors to Serve Until the 2002 Annual Meeting:
-------------------------------------------------
Dorothy M. Lung, 73  . . . .   Vice President and Director of Gano         1986          39,600      less
                               Plywood, Inc. (construction                                           than
                               materials), wife of Mervin D. Lung                                    1%
                               and mother of David D. Lung
Robert C. Timmins, 78 . . .    Vice President and Director of              1987         39,300       less
                               a Musical Instrument Company and                                      than
                               CPA and Partner of McGladrey &                                        1%
                               Pullen (certified public accountants)
                               until 1985.
Terrence D. Brennan, 61 . .    Retired President and CEO of NBD Bank,       - -           7,000      less
                               Elkhart, IN, from 1973 to 1997.                                       than
                                                                                                     1%




                                                                                        COMMON       PERCENT
                                                                            FIRST       STOCK          OF
                                                                            YEAR        OF THE       COMMON
                                                   PRINCIPAL OCCUPATION    ELECTED      COMPANY      STOCK
       NAME AND AGE                              AND OTHER DIRECTORSHIPS   DIRECTOR     OWNED(1)     OWNED
       ------------                              -----------------------   --------     --------     -----
Directors to Serve Until the 2001 Annual Meeting:
-------------------------------------------------
Keith V. Kankel, 57 . . . . . .Vice President of Finance since 1987        1977          16,686      less
                               and Secretary-Treasurer since 1974.                                   than
                                                                                                     1%
Mervin D. Lung, 77 . . . . . . Chairman (Chief Executive Officer) in       1961         975,286      18.5%
                               1989, President since incorporation
                               in 1961 until 1989, husband of Dorothy
                               M. Lung and father of David D. Lung.
John H. McDermott, 68 . . . .  President of John H. McDermott, P.C.,       1969          29,000      less
                               a partner in the Chicago, Illinois                                    than
                               law firm of McDermott, Will & Emery,                                  1%
                               which firm has been retained by the
                               Company since 1968 for certain legal
                               matters.
Harold E. Wyland, 63 . . . . . Retired Vice President of Sales,            1989          11,800     less
                               from 1990 through 1998.                                              than
                                                                                                    1%
- - - - - - -

(1) Each individual has sole voting and dispositive power over the shares indicated.



                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS


                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM COMPENSATION
                                                                           ----------------------
                                        ANNUAL COMPENSATION                       SECURITIES
                                 ----------------------------------               UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR       SALARY ($)    BONUS ($)               OPTIONS (#) (1) COMPENSATION ($)(2)
---------------------------      ----       ----------    ---------               --------------- -------------------
Mervin D. Lung                   1999       243,436       146,393                    50,000                   850
  Chairman and CEO               1998       235,903       192,806                                             850
                                 1997       219,408       168,862                                             665
David D. Lung                    1999       238,443       167,664                    50,000                   850
  President and COO              1998       198,965       192,806                                             850
                                 1997       182,853       168,862                                             665
Keith V. Kankel                  1999       148,413       146,393                    20,000                   850
  Vice President of Finance      1998       143,461       192,806                                             850
                                 1997       127,955       168,862                                             665
R. Lynn Brandon(3)               1999        77,885        63,214                         0                     0
 Vice President of Operations

- - - - - - - - -

(1) The options are for a term of six years and become exercisable at the rate of 25% per year at the end of the first year, at $14.75 per share.
(2)  Company contributions to 401(k) Savings Plan.
(3) Mr. Brandon became an employee of the Company in May , 1999 and was appointed Vice President in August, 1999.



                        OPTION GRANTS IN LAST FISCAL YEAR

                                                  % OF TOTAL
                                                     OPTIONS                                      POTENTIAL
                                                     GRANTED                                      REALIZABLE
                                       OPTIONS         TO       EXERCISE       EXPIRATION           VALUE
                                       GRANTED      EMPLOYEES     PRICE           DATE          5%         10%
                                       -------      ---------   -----------    -----------    ------------------
Mervin D. Lung . . . . . . . . .        50,000          14.2%     $14.75        07/08/2006    250,500    569,000
David D. Lung . . . . . . . . . .       50,000          14.2%     $14.75        07/08/2006    250,500    569,000
Keith V. Kankel . . . . . . . . .       20,000           5.7%     $14.75        07/08/2006    100,200    227,600



    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                            NUMBER OF           VALUE OF
                                     SECURITIES UNDERLYING    UNEXERCISED
                                           UNEXERCISED        IN-THE-MONEY
                                          OPTIONS AT FY-      OPTIONS AT FY-
                                             END (#)              END ($)*
                                           EXERCISABLE /       EXERCISABLE /
NAME                                      NONEXERCISABLE      NONEXERCISABLE
----                                                          --------------
Mervin D. Lung . . . . . . . . . . . .    10,000/50,000           $0/0
David D. Lung . . . . . . . . . . . .     10,000/50,000           $0/0
Keith V. Kankel . . . . . . . . . . .     10,000/50,000           $0/0
- - - - - -

* Market value of the underlying stock at exercise date or year-end as the case may be, minus the exercise price of the options.

     Under the Company's 1987 Stock Option Program, the Company may grant to key employees (including employees who may also be officers and directors, as long as they do not serve on the committee overseeing the administration of the Program) stock options that may either be incentive stock options or non-qualified stock options, related stock appreciation rights and stock awards. In 1999, Mervin D. Lung and David D. Lung were granted 50,000 share options and Keith Kankel was granted a 20,000 share option. The options vest 25% per year and are for $14.75 per share.

     The executive officers of the Company have deferred compensation agreements which provide that the Company will pay each of these employees or their beneficiaries 60% of their base salary for 120 months upon retirement (if the employee continues in the employ of the Company until the age of 65) or upon the employee's death or total disability, up to a maximum of $102,000 per year for Mervin D. Lung, $82,000 per year for David D. Lung, and $72,000 per year for Keith V. Kankel. The cost of these agreements is being funded with insurance contracts purchased by the Company

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has an Audit Committee comprised of Terrence D. Brennan, Merlin D. Knispel and Robert C. Timmins, who are not employees of the Company, and Mervin D. Lung and Keith V. Kankel, who are employees of the Company. The Audit Committee's responsibilities include recommending to the Board of Directors the independent accountants to be employed for the purpose of conducting the annual examination of the Company's financial statement, discussing with the independent accountants the scope of their examination, reviewing the Company's financial statements and the independent accountants' report thereon with Company personnel and the independent accountants, and inviting the recommendations of the independent accountants regarding internal controls and other matters. The Audit Committee met four times during 1999.

     The Board of Directors also has a Stock Option Committee, comprised of John
H. McDermott, Terrence D. Brennan, and Robert C. Timmins. The Stock Option Committee met three times in 1999.

     The Board of Directors also has a Compensation Committee which met four times in 1999 and their actions are described on the following pages of this Proxy Statement.

     The Board of Directors had seven regular and two telephonic meetings in 1999 and all directors attended at least seven meetings. Non-employee directors are paid $600 for each meeting they attend. Employee directors receive no compensation as such. On a bi-annual basis in May, each non-employee director is automatically granted a restricted stock award for 6,000 shares of the Company's Common Stock which will vest upon such director's continued service as a member of the Board of Directors for two years or earlier upon certain events.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report of the Compensation Committee and the following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

OVERVIEW

     The Committee policy is to design compensation programs for salaries, incentive bonus programs, other benefits, and long-term incentive programs for all key executives, including the officers named in the Summary Compensation Table. The goals and objectives of the Committee are to attract and retain top quality management employees and ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. The criteria used to determine the compensation of the Chief Executive Officer will also be used in determining compensation for the other officers. The Committee will also receive the recommendation of the Chief Executive Officer regarding the compensation of the other officers.

     Federal tax law imposes a $1 million limit on the tax deduction for certain executive compensation payments. Because the compensation paid to any executive office is significantly below the $1 million threshold, the Compensation Committee has not yet had to address the issues relative thereto.

SALARIES

     The executive salaries are reviewed annually. The Committee sets executive salaries based on competitive market levels, experience, individual and company performance, levels of responsibility, and pay practices of other companies relating to executives of similar responsibility. The Committee considered the compensation levels of executives at comparable companies and fixed the compensation for the CEO and other executive officers at levels approximating the midrange of such companies. The Committee includes in its consideration comparable companies listed in the CRSP Index for lumber and wood products and other in building products industries. See "Performance Graph."

ANNUAL INCENTIVE

     The Company provides an annual bonus plan for executive officers that gives them the opportunity to earn additional compensation based on the performance of the Company. The Chief Executive Officer and the other officers share in this program to achieve certain bonus amounts based on various levels of profitability of the Company. In 1999, a bonus pool of $523,664 was divided among all executive officers. The basis for this bonus pool in 1999 was 4.1 percent of the Company's 1999 income before taxes.

STOCK OPTIONS

     On an ongoing bases the Company has used stock options as a long-term incentive program for executives and key employees. The Stock Option Committee of the Board granted options in 1994 of 10,000 shares to each officer; which expired April 1, 2000. In 1999, the Stock Option Committee granted options of 352,500 shares at $14.75 per share to key employees. Included in this grant was 50,000 shares each to Mervin D. Lung and David D. Lung, and 20,000 shares to Keith V. Kankel.


     Merlin D. Knispel
     David D. Lung
     Mervin D. Lung
     John H. McDermott
     Robert C. Timmins
     Terrence D. Brennan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mervin D. Lung is Chairman and Chief Executive Officer of the Company and David D. Lung is President and Chief Operating Officer of the Company. Mervin D. Lung and David D. Lung did not participate in the final decisions with respect to their compensation. John H. McDermott is President of John H. McDermott, P.C., a partner in the Chicago, Illinois law firm of McDermott, Will & Emery which provides various legal services to the Company.

CERTAIN TRANSACTIONS

     The Company leases a distribution warehouse and various facilities for its manufacturing operations from Mervin D. Lung, the Company's Chairman, under an agreement which expires September 30, 2005, with an option to renew for three years. The agreement provides for monthly rental of $27,801, and the payment of property taxes and insurance premiums on the property. The Company also leases two buildings from Mr. Lung used for distribution and manufacturing, under an agreement expiring on September 30, 2004, with an option to renew for five years. The agreement provides for monthly rental of $25,029, and the payment of property taxes and insurance premiums on the property. The Company also leases two manufacturing facilities from Mr. Lung under agreements that expire on March 31, 2004 with options to renew for three years. The agreements provide for monthly rentals of $11,149, and the payment of property taxes and insurance premiums on the property. The Company also leases three manufacturing facilities from Mr. Lung under agreements that expire on July 31, 2001, August 31, 2000, and October 31, 2000 with options to renew for three years. The agreements provide for monthly rentals of $24,183, and the payment for property taxes and insurance premiums on the property. The Company also leases an aircraft from Mr. Lung under an agreement that expires on June 13, 2002. The agreement provides for monthly rentals of $24,350, and the payment of insurance premiums and maintenance on the aircraft.

     Mr. Lung owns a building supply firm which does not serve the manufactured housing and recreational vehicle industries. The Company purchases certain specialty items from and sells products to such firm. During the year ended December 31, 1999, purchases from such firm totaled $85,553 and sales to such firm totaled $81,361.

     The Company believes that the terms of each of the above transactions are at least as favorable as those which could have been obtained from unrelated parties.

                             ACCOUNTING INFORMATION

     The Company's Certified Public Accountants for the year 1999 were McGladrey & Pullen, LLP. The Board of Directors will vote upon the selection of auditors for the current fiscal year at a future Board meeting. McGladrey & Pullen, LLP is expected to have a representative at the Annual Meeting of Shareholders and will be available to respond to appropriate questions at that time and have an opportunity to make a statement if they desire to do so.

                                           By Order of the Board of Directors



                                                 KEITH V. KANKEL
                                                  Secretary

April 10, 2000

--------------------------------------------------------------------------------
     PROXY                                                        PROXY


                            PATRICK INDUSTRIES, INC.
          1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA 46515


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mervin D. Lung and David D. Lung, and each of them, as the undersigned's proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock in Patrick Industries, Inc. at the annual meeting of shareholders of Patrick Industries, Inc. to be held on Tuesday, May 16, 2000, and at any adjournment thereof, with the same authority as if the undersigned were personally present.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. THE DIRECTORS FAVOR A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE RETURN ENVELOPE

                  (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------

                           PATRICK INDUSTRIES, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.



1.   ELECTION OF DIRECTORS:             For  Withhold  For All
     Nominees:                          All     All    Except
          01 David D. Lung
          02 Thomas G. Baer             / /    / /      / /
          03 Merlin D. Knispel

                                        Votes Withheld for the Nominee(s)

                                        ________________________________________


                                        2. In their discretion,  the Proxies are
                                           authorized  to vote upon  such  other
                                           business as  may properly come before
                                           the meeting.


                                                  Dated:__________________ ,2000



                                             Signature (s)______________________


                                             ___________________________________

                                             Please sign exactly as name appears
                                             hereon.  For  joint  accounts,  all
                                             tenants  should  sign.   Executors,
                                             Administrators,   Trustees,   etc.,
                                             should so indicate when signing.

 -------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                      PROMPTLY USING THE RETURN ENVELOPE.